NEFF  GAS-SHA.AGR                                                  April 4, 1991

                                                                   Exhibit 10.15

                              THE CITY OF SYRACUSE

                                      and

                        PROJECT ORANGE ASSOCIATES, L.P.

                                      and

                           SYRACUSE HOUSING AUTHORITY

                                   AGREEMENT
                                   ---------


                             Dated:  April 5, 1991
                             ---------------------

NEFF  GAS-SHA.AGR                                                  April 4, 1991

     THIS AGREEMENT, dated as of April 5, 1991, by and between PROJECT ORANGE ASSOCIATES, L.P., a Delaware limited partnership, its successors and assigns (hereinafter referred to as the "Company"), developer of the proposed Syracuse University Co-Generation Facility at Syracuse, New York, whose office is located at 6780 Northern Boulevard, Suite 501, East Syracuse, New York 13057; CITY OF SYRACUSE (hereinafter referred to as the "City"), a municipal corporation duly formed and operating pursuant to the Laws of the State of New York, having an office at City Hall, Syracuse, New York 13202; and the SYRACUSE HOUSING AUTHORITY (hereinafter referred to as "SHA"), a municipal housing authority formed and operating pursuant to the Public Housing Law of the State of New York, with offices located at 516 Burt Street, Syracuse, New York 13202;

     WITNESSETH:

     WHEREAS, it is the intention of the Company to build and operate a natural gas co-generation facility of up to 80 megawatts (hereinafter referred to as the "Project") at the present site of the Syracuse University steam plant at Taylor and McBride Streets, Syracuse, New York; and

     WHEREAS, the residents of the area surrounding the Project are expected to bear the burden and inconvenience of the development and operation of the Project; and

     WHEREAS, the Company recognizes its responsibility and obligations to the health, safety and welfare of the residents of the neighborhoods surrounding the Project; and

     WHEREAS, many of those residents are tenants of the SHA and are housed and otherwise assisted by the SHA; and

NEFF  GAS-SHA.AGR                                                  April 4, 1991

     WHEREAS, the City has agreed to assist the Company, through one of its agencies (the Syracuse Industrial Development Agency), with the development of the Project; however, the City desires to minimize the impact of the Project upon its citizens and especially the residents of the neighborhoods surrounding the Project; and

     WHEREAS, the parties to this Host Community Agreement (hereinafter referred to as the "Agreement") have agreed that the best way to minimize the disruption and inconvenience caused to the residents of the area surrounding the Project is by the construction of a multi--purpose community center (hereinafter referred to as the "Center");

     NOW, THEREFORE, in consideration of the matters above recited and in order to induce the City to allow its agency, the Syracuse Industrial Development Agency, to continue to assist the Company, the parties hereto formally covenant, agree and bind themselves as follows, to wit:

                                   ARTICLE I
                                   ---------

                         REPRESENTATIONS AKD WARRANTIES
                         ------------------------------

Section 2.02.  Representations and Warranties by Company
               -----------------------------------------

               The Company does hereby represent and warrant as follows:

               (a) Power:  The Company is a limited partnership duly organized
                   -----
and validly existing under the laws of the State of Delaware, and is authorized by all required action of its partners to execute, deliver and perform this Agreement.

               (b) Authorization:  The Company is authorized and has the power
                   -------------
under the laws of the State of Delaware and its partnership agreement to enter into this Agreement and the transactions contemplated hereby and to perform and carry out all covenants and obligations it is to perform under and pursuant to this Agreement. The Company is not prohibited from entering

NEFF  GAS-SHA.AGR                                                  April 4, 1991

into this Agreement and discharging and performing all covenants and obligations it is to perform under and pursuant to this Agreement by (and the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the provisions of this Agreement will not conflict with or violate or constitute a breach of or a default under) the terms, conditions or provisions of its Certificate or Agreement of Limited Partnership, or any other restriction or any law, rule, regulation or order of any court or other agency or authority of government, or any contractual limitation, restriction or outstanding indenture, deed of trust, mortgage, loan agreement, other evidence of indebtedness or any other agreement or instrument to which the Company is a party or by which it or any of its property is bound, and neither the Company's entering into this Agreement nor the Company's discharging and performing all covenants and obligations on its part to be performed under and pursuant to this Agreement will be in conflict with or result in a breach of or constitute (with due notice and/or lapse of time) a default under any of the foregoing, or result in the creation or imposition of any lien of any nature upon any of the property of the Company under the terms of any of the foregoing, and this Agreement is the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

Section 1.02.  Representations and Warranties by Municipality
               ----------------------------------------------

               The Municipality does hereby represent and warrant as follows:

               (a) Authorization:  The Municipality has secured all approvals
                   -------------

of appropriate officers, boards and bodies of the Municipality necessary to duly authorize the execution, delivery and performance of this Agreement by the Municipality and the performance by the Municipality of its obligations hereunder.

NEFF  GAS-SHA.AGR                                                  April 4, 1991

               (b) Validity: The Municipality is not prohibited from entering
                   --------
into this Agreement and discharging and performing all covenants and obligations on its part to be performed under and pursuant to this Agreement by the terms, conditions or provisions of any law, any order of any court or other agency or authority of government, or any agreement or instrument to which the Municipality is a party or by which the Municipality is bound.

Section 1.03.  Representations and Warranties by SHA
               -------------------------------------

               The SHA does hereby represent and warrant as follows:

               (a) Existence and Power: The SHA has been duly established under
                   -------------------
the provisions of the Public Housing Law of the State of New York and has the power to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder.

               (b) Authorization: The SHA is authorized and has the power under
                   -------------
the Public Housing Law of the State of New York, its by-laws and the laws f the State of New York to enter into this Agreement and the transactions contemplated hereby and to perform and carry out all the covenants and obligations on its part to be performed under and pursuant to this Agreement. By proper action on the part of its governing board, the SHA has duly authorized the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated.

               (c) Validity: The SHA is not prohibited from entering into this
                   --------
Agreement and performing all covenants and obligations on its part to be performed under and pursuant to this Agreement by the terms, conditions or provisions of the Public Housing Law of the State of New York, any other law, any order of any court or other agency or authority of government, or any agreement or instrument to which the SHA is a party or by which the SHA is bound.

NEFF  GAS-SHA.AGR                                                  April 4, 1991


                                   ARTICLE II

                            COVENANTS AND AGREEMENTS
                            ------------------------

Section 2.01.  Payments by Company.
               -------------------

               (a) Payment of Initial Amount. At the time that the Company
                   -------------------------
commences the construction of the Project, it shall pay to the SHA the sum of One Hundred Thousand Dollars ($100,000.00), said money to be held by the SHA as a fund to commence the development of the Center, at a site mutually agreeable to both the City and the SHA and of a type and construction that will benefit the residents of the neighborhoods surrounding the Project.

               (b) Annual Maintenance and Operations Payments.  Following the
                   ------------------------------------------
commencement of the Project, on an annual basis for a period of forty (40) years, the Company shall pay to the SHA, on January 1st of each year, commencing January 1, 1992, a sum of money that the SHA shall hold to use solely for the operation and maintenance of the Center. This annual sum shall be Ten Thousand Dollars ($10,000.00) in the first year, payable on the first day of January immediately following the commencement of the construction on the Project. Following this first payment, the annual amount shall be increased by five per cent (5%) per year, which increase will compound yearly over the life of the forty (40) year payment period (Ex. The Year 2 payment shall be $10,500.00, and the Year 3 payment shall be $11,025.00).

               (c) Annual Payments to the City. The Company shall pay to the
                   ---------------------------
City, commencing on June 1, 1992, and continuing for a period of nineteen (19) years thereafter, a sum of money that the City shall deposit in its general fund as an offset to any interest that the City may be required to pay on bonds or other financing that the City undertakes on behalf of the development or construction of the Center. This annual sum shall be Ten Thousand Dollars

NEFF  GAS-SHA.AGR                                                  April 4, 1991

($10,000.00) in the first year, payable on the 1st day of June, 1992. Following this first payment, the annual amount shall be increased by five per cent (5%) per year, which increase will compound yearly over the life of the twenty (20) year payment period (Ex. The 2nd Year's payment, payment due on June 1, 1993, shall be $10,500.00; the 3rd Year's payment, due on June 1, 1994, shall be $11,025.00).

               These payments to the City shall be in addition to all other payments required to be made to the City, including but not limited to Payments in Lieu of Taxes due the City under a separate agreement between the City, the City of Syracuse Industrial Development Agency, and Project Orange Associates, L.P.

Section 2.02.  Payments by SHA and the City.
               ----------------------------

               (a) Funds to be Contributed by SHA. The SHA shall provide a sum
                   ------------------------------
of Two Hundred Fifty Thousand Dollars ($250,000.00) from such sources as the SHA shall designate for the Centers design costs, construction costs, and such other costs as the SHA incurs in outfitting the Center.

               (b) SHA to Consult. Prior to and throughout the development of
                   --------------
the Center, to the extent it is feasible, the SHA covenants and agrees that it shall seek the advice and counsel of the tenants and governing bodies of, Pioneer Homes, Almus Oliver Towers, Central Village, The Toomey Abbott Towers Committee, and the Board of Directors of the Citywide Council of Syracuse Low Income Housing Residents, in all matters pertaining to the design, construction, outfitting and equipping of the Center. Once plans and specifications for the Center have been developed, SHA will present said plans and specifications in a prompt and timely manner to the Citywide Council of Syracuse Low Income Housing Residents for their review.

NEFF  GAS-SHA.AGR                                                  April 4, 1991

          The SHA further covenants and agrees that it will manage and operate the Center as, and to the standards of, other SHA facilities of similar types and construction. Management of the operations and programming for the Center shall be provided by a Board of Directors composed of: the Director of the SHA, two (2) designees of the Director of the SHA, the Chairperson of the Citywide council of Syracuse Low Income Housing Residents, and five (5) other representatives selected from among the residents of Pioneer Homes, Almus Oliver Towers, Central Village, and Toomey Abbott Towers by the Board of Directors of the Citywide Council of Syracuse Low Income Housing Residents. The organization of the Board of Directors for the Center shall be as set forth in the By-Laws to be developed by the Board of Directors.

          (c) The SHA Shall Fund Staff and Expenses for the Center. The SHA
              ----------------------------------------------------
covenants and agrees that following construction of the Center and for the life of said Center, it will provide all necessary funding, exclusive of the Company a payments and any City financing, for the operating expenses of the Center, including but not limited to utility expenses, supplies, insurance and maintenance expenses for the Center, as well as all salaries and wages necessary to fully staff the Center and implement the policies and directives of the Center's Board of Directors.

          (d) City's Participation in the Center. Upon the selection of a site
              ----------------------------------
for the Center, and upon the approval of the requisite capital expenditure, the City agrees to seek bonding or other suitable financing for the development and construction costs of the Center in excess of those funds provided by the Company and the SHA. Following completion of the Center, the City further agrees that it will lease the Center to the SHA for a period not to exceed the term of the City's capital financing vehicle for the Center. The lease terms shall require that

NEFF  GAS-SHA.AGR                                                  April 4, 1991

SHA make an annual lease payment of One Dollar ($1.00) to the City and that the SHA shall purchase the Center from the City at the end of the lease term.

                                  ARTICLE III

                   LIMITED OBLIGATION 0F THE CITY AND THE SHA
                   ------------------------------------------

Section 3.01.  No Recourse; Limited Obligation of the City and the SHA.
               -------------------------------------------------------

               (a) No Recourse. All covenants, stipulations, promises, agreement
                   -----------
and obligations of the City and the SHA contained in this Agreement shall be deemed to be the covenants, stipulations, promises, agreements and obligations of the City and the SHA and not of any member, officer, agent, servant or employee of the City and the SHA in his individual capacity, and no recourse under or upon any obligation, covenant or agreement contained in this Agreement, or otherwise based or in respect of this Agreement, or for any claim based thereon or other- wise in respect thereof, shall be had against any past, present or future member, officer, agent, servant or employee, as such, of the City or the SHA or any successor public benefit corporation or political subdivision or any person executing this Agreement on behalf of the City or the SHA, either directly or through the City or the SHA or any successor public benefit corporation or political subdivision or any person so executing this Agreement. It is expressly understood that this Agreement is a corporate obligation, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any such member, officer,

NEFF  GAS-SHA.AGR                                                  April 4, 1991

agent, servant or employee of the City or the SHA or of any successor public benefit corporation or political subdivision or any person so executing this Agreement under or by reason of the obligations, covenants or agreements contained in this Agreement or implied therefrom. Any and all such personal liability of, and any and all such rights and claims against, every such member, officer, agent, servant or employee under or by reason of the obligations, covenants or agreements contained in this Agreement or implied therefrom are, to the extent permitted by law, expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement.

               (b) Limited Obligation. The obligations and agreements of the
                   ------------------
City or the SHA contained herein shall not constitute or give rise to an obligation of the State of New York. Furthermore, such obligations and agreements shall not constitute or give rise to a general obligation of the City or the SHA, but rather shall constitute limited obligations of the City or the SHA payable solely from. the funds of the City and the SHA specifically obtained and earmarked for the development and construction of the Center.

                                   ARTICLE IV

                               EVENTS OP DEFAULT
                               -----------------

Section 4.01.  Events of Default.
               -----------------

               Any one or more of the following events shall constitute an event of default under this Agreement, and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

               (a) Failure of the Company to pay any amount due and payable by it pursuant to this Agreement.

               (b) Any warranty, representation or other statement by or on behalf of the Company contained in this Agreement shall prove to have been false or incorrect in any material respect on the date when made or on the effective date of this Agreement.

NEFF  GAS-SHA.AGR                                                  April 4, 1991

Section 4.02.  Remedies on Company Default.
               ---------------------------

               Whenever any Event of Default under Sections 4.01(a) or 4.01(b) shall have occurred with respect to this Agreement, the City or the SHA may take whatever action at law or in equity as may appear necessary or desirable to collect the amount then in default or to otherwise enforce the performance, or the covenants or obligations of the Company under this Agreement.

Section 4.03.  Payment of Attorney's Fees and Expenses.
               ---------------------------------------

               If the Company should default in performing any of its obligations, covenants and agreements under this Agreement and the City or the SHA should employ attorneys or incur other expenses to enforce that performance or for the collection of any amounts payable by the Company, the Company agrees that it will, on demand therefor, pay to the City or the SHA the fees and disbursements of such attorneys and such other expenses so incurred.

Section 4.04.  Remedies: Waiver and Notice.
               ---------------------------

               (a) No Remedy Exclusive. No remedy herein conferred upon or
                   -------------------
reserved to the City and the SHA is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute.

               (b) Delay. No delay or omission in exercising any right or power
                   -----
accruing upon the occurrence of any Event of Default hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

NEFF  GAS-SHA.AGR                                                  April 4, 1991

               (c) Notice Not Required. In order to entitle the City or the SHA
                   -------------------
or both to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.

               (d) No Waiver. In the event any provision contained in this
                   ---------
Agreement should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to be a waiver of any other breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing.

                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

Section 5.01.  Term of Agreement.
               -----------------

               (a) General. This Agreement shall become effective and the
                   -------
obligations of the City, the SHA and the Company shall arise absolutely and unconditionally upon the execution and delivery of this Agreement.

Section 5.02.  Company Acts.
               ------------

               Where the City, the SHA or the Company is required to do or accomplish any act or thing hereunder, the City, the SHA or the Company may cause the same to be done or accomplished with the same force and effect as if done or accomplished by the City, the SHA or the Company.

Section 5.03.  Damage or Destruction.
               ---------------------

               In the event that all or substantially all of the Center shall be damaged or destroyed, the construction or the opening of the Center is delayed and/or the Center is

NEFF  GAS-SHA.AGR                                                  April 4, 1991

temporarily or permanently closed for any reason, the payments due under this Agreement shall continue and the City and the SHA shall be entitled to use those funds at their sole discretion.

Section 5.04.  Interest.
               --------

               If the Company shall fail to make any payment required by this Agreement when due, its obligation to make the payment so in default shall continue as an obligation of the Company until such payment in default shall have been made in full, and the Company shall pay the same, together with interest thereon, to the extent permitted by law, at eighteen per cent (18%) per annum.

Section 5.05.  Amendment of Agreement.
               ----------------------

               This Agreement may not be amended, changed, modified, altered or terminated unless such amendment, change, modification, alteration or termination (i) is in writing and signed by the City, the SHA and the Company, and (ii) in the case of any amendment, change, modification or alteration of this Agreement, unless the City, the SHA and the Company, and their successors and assigns, shall assume in writing the obligations of such amended, changed, modified or altered Agreement.

Section 5.06.  Notices.
               -------

               All notices, certificates or other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when mailed by United States registered or certified mail, postage prepaid, return receipt requested, to the City, the SHA, the Company, as the case may be, addressed as follows:

NEFF  GAS-SHA.AGR                                                  April 4, 1991

          (a) To the City:
              -----------
                   City of Syracuse
                   City Hall
                   Syracuse, New York 13202
                        Attention: Mayor
                        Attention: Corporation Counsel

          (b) To the SHA:
              ----------
                   Syracuse Housing Authority
                   516 Burt Street
                   Syracuse, New York 13202
                        Attention: Frederick Murphy, Director

          (c) To the Company:
              --------------
                   Project Orange Associates, L.P.
                   c/o North Canadian Power, Inc.
                   1100 Town & Country Road
                   Orange, California 92668
                        Attention: President

provided, that the City, the SHA and the Company may, by notice given hereunder to each of the others, designate any further or different addresses to which the subsequent notices, certificates or other communications to them shall be sent.

Section 5.07.  Binding Effect.
               --------------

               This Agreement shall inure to the benefit of, and shall be binding upon the City, the SEA and the Company, and their respective successors and assigns.

Section 5.08.  Severability.
               ------------

               If any article, section, subdivision, paragraph, sentence, clause, phrase, provision or portion of this Agreement shall for any reason be held or adjudged to be invalid or illegal or unenforceable by any court of competent jurisdiction, such article, section, subdivision, paragraph, sentence, clause, phrase, provision or portion so adjudged invalid, illegal or unenforceable shall be deemed separate, distinct and independent and the remainder of this

NEFF  GAS-SHA.AGR                                                  April 4, 1991

Agreement shall be and remain in full force and effect and shall not be invalidated or rendered illegal or unenforceable or otherwise affected by such holding or adjudication.

Section 5.09.  Counterparts.
               ------------

               This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 5.10.  Applicable Law.
               --------------

               This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the City, the SHA and the Company have caused this Agreement to be executed in their respective names on this the 5th day of April, 1991.

ATTEST:                                   CITY OF SYRACUSE
/s/ Robert J. Visser
___________________________               By: /s/ Thomas G. Young
Robert J. Visser                             ___________________________
City Clerk                                   Thomas G. Young, Mayor


                                          SYRACUSE HOUSING AUTHORITY

                                          By: /s/ Frederick Murphy
                                             ___________________________
                                             Frederick Murphy, Director

                                          PROJECT ORANGE ASSOCIATES, L.P.
                                          By NCP SYRACUSE, INC., ITS
                                          MANAGING GENERAL PARTNER

                                          By: /s/ Kenneth Ross
                                             ___________________________
                                             Vice President

NEFF  GAS-SHA.AGR                                                  April 4, 1991

STATE OF NEW YORK       )
COUNTY OF ONONDAGA      )  SS
CITY OF SYRACUSE        )

     On this 10th day of April, 1991, before me personally came THOMAS G.
YOUNG, Mayor of the City of Syracuse, with whom I am personally acquainted, who, being by me duly sworn, did depose and say: That he resides in the City of Syracuse, New York; that he is the Mayor of the City of Syracuse, the corporation described in and which executed the within instrument; that he knows the corporate seal of said City and it was so affixed pursuant to the Charter of the City; that he signed said instrument as Major of said City of Syracuse by like authority; and that said THOMAS G. YOUNG further says that he is acquainted with Robert J. Visser and knows him to be the Municipality Clerk of said City of Syracuse; that the signature of Robert J. Visser was thereto subscribed pursuant to said Charter.

                                  /s/ David H. Neff
                                  ___________________________
                                  Notary Public

STATE OF NEW YORK       )
                        )  SS
COUNTY OF ONONDAGA      )

     On this 4th day of April, 1991, before me personally came FREDERICK
MURPHY, to me personally known, who, being by me duly sworn, did depose and say that he resides in the City of Syracuse, New York; and he is the Director of the SYRACUSE HOUSING AUTHORITY, a municipal housing authority formed and operating pursuant to the Public Housing Law of the State of New York, named in and which executed the foregoing instrument and that he signed his name thereto by authority of the members of said municipal housing authority.

                                  /s/ David H. Neff
                                  ___________________________
                                  Notary Public

STATE OF NEW YORK       )
COUNTY OF ONONDAGA      )  SS
CITY OF SYRACUSE        )

     On the 11th day of April, 1991, before me personally came Kenneth Ross, to me known and known to me, and he being duly sworn, did depose and say: That he resides at _______________________________; that he is the Vice-President of NCP SYRACUSE, INC., the corporation which is the Managing General Partner of PROJECT ORANGE ASSOCIATES, L.P., the Limited Partnership described in and which executed the within instrument; that he knew the seal of said corporation; that the seal affixed to said instrument was such corporate seal; that it was so affixed to said instrument by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                  /s/ Doreen M. Midwinter
                                  ___________________________
                                  Notary Public